SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2011

HDS INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

345 S. End Avenue #7P New York, NY 10280
(Address of principal executive offices)

(212) 786-1290
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 5th Avenue, Suite 400

San Diego, CA 92103

Telephone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: We are filing this Amendment No.1 (the “Amendment”) to our Current Report on Form 8-K as originally filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2011 (the “Original Filing”), to reflect the terms of and include as an exhibit the corrected Settlement Agreement and General Mutual Release with AmeriSure Pharmaceuticals, LLC, included as Exhibit 10.2 herein (the “Corrected Exhibit”), which shall replace the exhibit 10.2 as filed with the Original Filing (the “Original Exhibit”). The Original Exhibit inadvertently had a typographical error on the first page and this Corrected Exhibit contains the proper name of AmeriSure Pharmaceuticals, LLC. With the exception of the foregoing items, no other information in the Original Filing has changed and this Amendment speaks as of the date hereof.

HDS International Corp.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Serik Promissory Note

On August 1, 2011, HDS International Corp., a Nevada Corporation (the "Company"), executed an Unsecured Promissory Note (the "Serik Note") to Serik Enterprises, Inc. (“Serik"). Under the terms of the Serik Note, the Company has borrowed a total of fifteen thousand dollars ($15,000) from Serik, which accrues interest at an annual rate of ten percent (10%), and is due and payable on demand upon ten (10) days written notice from Serik. The Serik Note also contains customary events of default.

The foregoing summary description of the terms of the Serik Note may not contain all information that is of interest to the reader.  For further information regarding the terms and conditions of said Serik Note, reference is made to the Serik Note, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Settlement Agreement

On August 11, 2011, the Company entered into a Settlement Agreement and General Mutual Release (the “Settlement Agreement”) with Health Care Distribution Specialists, LLC, a Delaware limited liability company (“AmeriSure”). Pursuant to the terms of the Settlement Agreement, the Company paid ten thousand dollars ($10,000) to AmeriSure for the cancellation of that certain Promissory Note (the “AmeriSure Note”) issued by the Company in favor of AmeriSure on June 20, 2011 to evidence funds previously loaned by AmeriSure. The AmeriSure Note had a principal amount of ten thousand ($10,000) and accrued simple interest at a rate of ten percent (10%) per annum and was due and payable on demand upon ten (10) days written notice.

The foregoing summary description of the terms of the Settlement Agreement may not contain all information that is of interest. For further information regarding the terms and conditions of the Settlement Agreement, reference is made to such agreement, which is filed as Exhibit 10.2, hereto, and is incorporated by reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION.

The information set forth above in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Serik Note is incorporated herein by this reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Promissory Note to Serik Enterprises, Inc. dated August 1, 2011	Filed with the SEC on August 12, 2011 as part of our Original Filing on Form 8-K.
10.2	Settlement Agreement with AmeriSure executed on August 11, 2011.	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   August 15, 2011

HDS International Corp.

By: /s/ Mark Simon

Name: Mark Simon

Title:   CEO and President